Supplement dated April 17, 2009
to the

VAN KAMPEN LIFE INVESTMENT TRUST,
on behalf of its Portfolio,
VAN KAMPEN MONEY MARKET PORTFOLIO

Class I Shares Prospectus
dated April 30, 2008

and the

Class II Shares Prospectus
dated April 30, 2008,
each as previously supplemented on January 27, 2009 and October 14, 2008

In light of the recent unprecedented market turmoil, Van Kampen Life Investment Trust, on behalf of its portfolio, Van Kampen Money Market Portfolio (the “Portfolio”) has applied to participate in the U.S. Treasury Temporary Guarantee Program for Money Market Funds (“Guarantee Program”). The Guarantee Program was initially scheduled to expire on December 18, 2008 and was subsequently extended by the U.S. Treasury Department until April 30, 2009. On March 31, 2009, the Treasury announced the further extension of the Guarantee Program until September 18, 2009, and the Portfolio will continue to participate in this Guarantee Program. Although the Portfolio has continued to maintain a net asset value of $1.00 per share, the Portfolio believes that participation in the Guarantee Program will provide an added level of assurance for its shareholders. Under the Guarantee Program, the U.S. Treasury will guarantee to investors that they will receive $1.00 for each participating fund share held by a shareholder as of the close of business on September 19, 2008. Only shareholders who held shares of the participating fund on September 19, 2008 will be covered under the Guarantee Program. Any additional investments made by a shareholder after September 19, 2008 in excess of the amount held on that date will not be covered under the Guarantee Program. The Portfolio bears the expenses of participating in the Guarantee Program. Further information about the Guarantee Program can be obtained at www.ustreas.gov.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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